Exhibit 10.5

Monetary Loan Agreement

Translated from Japanese

September 5, 2008

Sumitomo Mitsui Banking Corporation

Address	11F NishiShinjuku Showa Building
The Principal	13-12 NishiShinjuku 1 cho-me, Shinjuku-ku, Tokyo
Name	IA Partners, Inc.
President& CEO	Hideki Anan
Joint Surety	Address	13-10 Yoyogi 3 cho-me, Shibuya-ku, Tokyo
Name	Hideki Anan

1.	(Loan Clause)

Debtor (hereinafter A) has assured the banking transaction agreement between Sumitomo Mitsui Banking Corporation (hereinafter B) and each cause of this agreement, borrowed money (initial installment in the case of installment loan) and has received it as follows:

Description:

1. Amount of borrowing	¥100,000,000

(Total amount of in the case of installment loan)

Details of installment loan (Planned borrowing dates and amounts for the 2nd installment and thereafter)

1st	dd/mm/yyyy	¥
2nd	¥
3rd	¥
4th	¥

2. Use: Operating funds

3. The final due date: January 31, 2009

4. A shall not use the guarantee of the National Federation of Credit Guarantee Corporations.

-----------------------------------------------------------For Bank Use-------------------------------------------------------------

Branch No. XXXX	Branch Name: XXXX	Loan Acct. No. XXXX	Activity No.	Invoice No. XXX

The Name of Credit Guarantee Corporation	Guarantee term:	Guarantee:

Account No. w/ GuaranteeCorporation	Guarantee No.

Date /Balance/Verification	Middle Back	Front

2nd	Ver./Ver./Person/ Guarantor Seal/Debtor Seal	Explanation/Guarantee/Acct. Seal

3rd	in Charge	intent

4th

Loan rate/Discharge Method/Interest Payment Method

5. Loan rate
Annual 3.375%				Basic interest rate: B’s short-term prime rate
If the basic interest is not a fixed rate, the loan rate shall be changed based on Article 4 below.
6. Discharge Method/Interest Payment Method
1)	Equal principal Payment (incl. a lump sum payment on the due date)

			Due date and payment interval		Number of payments	Amount
p	I	1st	September 30, 2008			\2,777,000
r	n	2nd	Fr. Oct. 2008 thru Dec. 2008 every 1 m(s). EOM		3	\2,777,000
i	s		Fr. Thru. Every m(s).; Date:
n	t
c	a
i	l
p	l
a	m
l	t
	Increased paymt.		Fr. Thru. Every m(s).; Date:
	Paymt. On Due		Final due date			\88,892,000
	Paymt. Method		Advance Paymt.		Interval	Every m(s).
Interest	1st paymt. due		Sep. 5, 2008	2nd paymt. due: Sep. 30, 2008	Due for 2nd paymt. and after	EOM

2)	Equal installment payment
			Due date and payment interval		Number of payments	Amount
Interest for grace period		1st due		2nd and after: Fr. Thru. Every m(s). Date:
Principal		1st				Separately notified in writing
and		2nd	Fr. Thru. Every m(s).; Date:		times	\
interest		Final	Final due date			Balance and the interest

The interest during the grace period and the first payment amount for both the principal and shall be determined by B’s calculation method. In this case the amount may be different from the amount for the second payment and payments thereafter.

Deduction of the payment and interest:
7	Payment account (owned by the debtor)
	Branch Name		Account type	Account No.	The Name of the owner
	XXXX		Ordinary deposit	XXXX	IA Partners, Inc.
(The branch holding the account)

8	The deduction date:
The due dates specified in Article 6 above (however, the following business day if the dates fall on a bank holiday)

(to be continued to the next page)

					Loan on deeds
160-0023		0001037#			Loan Payment Plan Details

11F NishiShinjuku Showa Building
13-12 NishiShinjuku 1cho-me, Shinjuku-ku, Tokyo
				(Loan item			)
				Sumitomo Mitsui Banking, Corporation
				Nakano Branch
			Equal interest payment			Bank Use Code

To: IA Partners, Inc.
223-230-369-2002 1460
Telephone: 03-5909-1561			Reference contact: Nakano Corporation, Sales Department

Branch No.	Acct. No.	Loan No.	Payment Acct. (1: Checking acct./Deposit acct.)	Interest rate	Loan term	Loan Date	Amount	Interest to 1st payment
XXX	XXX	XXX	XXXX	3.375%	4 mos.	Sep. 5, 2008	\100,000,000	\240,420

Sequence	Due dates		Payment amount	Breakdown		Balance	We appreciate your
	dd/mm/yyyy		(Principal and interest)	Interest	Principal		business with us.
1	30/09/2008			278,683	2,777,000	97,223,000	You can see the details and
2	31/10/2008			270,723	2,777,000	94,446,000	your payment plan on your
3	01/12/2008			296,668	2,777,000	91,669,000	left.
4	05/01/2009			230,145	2,777,000	88,892,000	The payments and interests
5	02/02/2009			0	88,892,000	0	will be automatically
							deducted from your
							account that you specified
							as this details sheet shows.
							For customers using
							variable interest loans, we
							will change the basic
							interest rate according to
							its fluctuations. Please
							understand in advance that
							your payment amount each
							time may change by this.
							In that case we will send
							you new Loan Payment
							Plan Details.
							Also as we will not contact
							you upon each deduction,
							please store this document
							safely .
							(If you have any question,
							please contact the
							person in charge.)